EXHIBIT 99.1

January 2005 www.ctscorp.com

Safe Harbor Statement

Additional Information

CTS Corporation EMS Operations Global Operations Electronics Components Automotive Sensors

Segments Automotive Communications Mobile Computer Communications Infrastructure Other Segments and Markets Electronic Components and Sensors Electronics Manufacturing Services Markets 50% 50% 9% 38% 7% 25% 21% * Data based on YTD September 2004 25% 7% 6% 4% 8% 15% 34% 1%

Five-Year Business Growth Targets - Automotive Sensors - Electronics Components Electronics Manufacturing Services 14 - 21% 3 - 6% 6 - 12% 7 - 10% 3 - 6% 6 - 12% 7 - 13% Market Growth Sales Growth Overall Product/Market Area $700 - $750 million in sales 8 - 10 % Operating Earnings as % of Sales Gross Margins Flat Improving Flat Improving (2002 - 2007) Expect Higher Short-Term Growth Components & Sensors:

Automotive Sensors Growth Strategy Aggressively expand product base. Leverage product/market strength into Asian market. Broaden customer base. 2002 2007 $116 M $240+ M Double Sales in Five Years! Sales Growth Unit growth ( N.A. & Eur.) 1 - 3 % Content growth ($/vehicle) 10 - 12 % Asian expansion 3 - 6 % Total (CAGR) 14 - 21%

Belt Tension Sensor Won 22 Platforms U.S. regulations require 100% of all new light vehicles to have enhanced occupancy sensing systems by 2006. 2003 2004 2005 2006 2007 2008 SAM 12.5 47 78 81 81 CTS Target Sales 1.9 9.3 29.9 28.3 23.7 23.3 Captured 1.9 9.3 25.5 23.3 19.8 20.3 30+% Market Share $12.5 $33.4 $79.5 $78.0 $69.1 $62.6 Served Available Market CTS' Belt Tension Sensor provides superior measurement accuracy

Accelerator Pedal Module 2003 2004 2005 2006 2007 2008 SAM 83.3 122.4 159.3 187.1 212.7 217.1 CTS Target Sales 8.9 13.5 21.6 40.2 72.5 100.8 Captured 8.9 13.5 21.3 30.5 37.7 38.7 Trend to "integrated pedals" $ in millions Won 22 Platforms. $150.0 $223.0 $266.0 $305.0 $326.0 $363.0 Served Available Market (Including Pedal Sensors) CTS Accelerator Pedal Modules Offer Performance, Quality and Cost Advantages

Electronics Components 2002 2007 Handsets 0.44 0.05 Infrastructure 0.13 0.44 Computer/Communications 0.43 0.51 Managing Mix Changes to Improve Margins Handsets Handsets Infrastructure Infrastructure Computing / Other Computing / Other

Electronics Components - Infrastructure Growth 2002 2003 2004 Forecast 15.6 17.9 24.8 2005 New Design Wins 7 New Module Design Wins Drive $7 Million Incremental Revenue Growth. Growing Share In Custom Frequency Products New Module Products Winning in the Market Solid Growth in Flat Market 39% Growth 15% Growth

Introduction of Resistor/Capacitor devices. In production for over 55 different platforms. Production pending on 70 more. 150 Design Wins ClearONE(tm) Terminators 2003 2004 2005 2006 2007 2008 ClearOne 4 7.6 8.9 10 12 14 $ in Millions CTS Target Sales Integrated termination and filtering offers performance, size and cost advantages.

CTS Electronics Manufacturing Services Global Capability Target high mix/low to medium volume customers. Offer full-service flexibility. Leverage geographic footprint. Global sourcing. Local NPI ? global completion. Strategy Industry-leading Turns and Cash Cycle

The Deal $14.26 per share plus assume SMTEK debt. Total Enterprise Value is expected around $60M. 75% / 25% cash / stock for SMTEK shares. Subject to SMTEK shareholder approval. Expected to close by February 2005. CTS to Acquire SMTEK

Who is SMTEK? EMS Company offering full turnkey solutions. Focused on customers with high-mix, complex product needs. Primary markets are medical, industrial, security, telecom, and aerospace and defense. Over 25 major customers. Top ten provide 73% of revenue.

SMTEK Facilities Bangkok 42K sq ft Santa Clara 45K sq ft Moorpark 115K sq ft Marlborough 70K sq ft Over 270,000 Sq. Ft. of Manufacturing Space

SMTEK Financials Sales EBITDA Q3 03 74 0 Q3 04 102 5.9 Operating Margin % Q3 03 -0.028 Q3 04 0.039 4 Quarters Ended Q3 2003 4 Quarters Ended Q3 2004 $ in Millions

Acquisition Strategy Strengthen CTS as a provider of high-mix EMS services. CTS' Strength In SMTEK's Strength In Brings An Expanded Set of Complementary Capabilities to Customers. PCBA design for manufacture and test Complex PCBA operations Flexible test capability Market-specific certifications Backplane and enclosure design High-mix box build operations Global sourcing Direct-to-end-customer logistics

Acquisition Strategy Accelerate expansion into new markets. Communications Industrial Other Computing East 24 2 2 65 Computing Communications Industrial & Security Other CTS Aero & Def Communications Indust & security Other Computing Medical Consumer East 9 14 38 5 3 24 7 Industrial & Security Other Computing Communications Aero & Defense Medical Consumer SMTEK Positions CTS well in multiple growth markets

Combined EMS Markets Med Comm Ind & Sec Aero & Def Other Computing East 6 27 11 2 5 49 Computing 49% Communications 27% Medical 6% Industrial and Security 11% Aerospace and Defense 2% Other 5% Combined sales mix based on estimated 2004 sales.

Acquisition Strategy Develop strong presence in West Coast market Significant market on West Coast. SMTEK brings strong West Coast operations. CTS has good market coverage on East Coast.

Shareholder Value Accretive $0.02 to $0.03 in first year Stronger top line sales growth Increased operational efficiencies Reduced market and customer concentration

Financial Summary Definitions and reconciliation of non-GAAP financial terms are included in the Appendix of this presentation and on CTS' Web site at www.ctscorp.com

Sales 2002 2003 2004 New Products Driving Year-Over-Year Quarterly Sales Growth 16+% Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Sales 116 106 117 108 132 122 138 129 $ in Millions

Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 -5.7 -0.11 -0.07 0 0.02 0.02 0.06 0.05 0.11 0.07 0.13 0.11 Adjusted EPS 2002 2003 Strong Year-Over-Year Quarterly Growth Driven by Revenue Growth, Product Mix Improvement and Cost Containment 2004

Adjusted Operating Expenses (Percent of Sales) 2001 2002 2003 Q1 Q2 Q3 2004 Y-T-D OP Ex. As % of Sales 0.207 0.191 0.169 0.161 0.155 0.159 0.158 Continue to Improve Operating Leverage ?500 Basis Point Improvement Over Last 3 Years

Cost Structure Management 2003 Mfg. Cost 0.791 SG&A/R&D 0.169 0 Operating Earnings 0.04 2007- 2008 Target Mfg. Cost 0.77 SG&A/R&D 0.14 Operating Earnings 0.09 Mfg. Cost SG&A/R&D Op Earnings * Excluding Restructuring Charge ($4.6M) and Income Tax Credit of $7.9M Target Cost Structure 1.7%* 6.0% Net Earnings Expect Earnings > Sales Growth Improved product mix in Components and Sensors. Improved gross margin by leveraging manufacturing facilities and operations efficiencies. Operating expenses increase at half the rate of revenue growth (5% vs. 10%). Reduced interest expense. Higher revenues in lower tax- rate jurisdictions.

Balance Sheet Management 1999 2000 2001 2002 2003 2004F Adjusted Working Capital 0.049 0.138 0.134 0.028 0.02 0.03 Capital Expenditures Target Range 5% 3% Controllable Working Capital and Capital Expenditures Within Target Range '97 '98 '99 '00 '01 '02 '03 '04F Adjusted Working Capital 0.162 0.17 0.2 0.173 0.14 0.121 0.112 0.128 Controllable Working Capital* Target Range 13% 10% * Controllable Working Capital Defined as Accounts Receivable + Inventories - Accounts Payable.

Balance Sheet Management Strong Cash Position Leverage Ratio Within Target Range of 20% - 30% Majority of Bank Revolving Facility ($75 Million) Available Low Fixed Coupon and Balanced Maturities Conv. Sr. Sub. Debt Conv. Sub. Debt Equity Bank Credit Adjusted Working Capital 0.15 0.06 0.78 0.01 Capital Structure Total Debt to Capitalization (Year-End) 2000 2001 2002 2003 2004 Fcst. Cash 20.6 13.3 9.2 25.3 53 Debt 174.8 139.2 86.2 50.6 42% 0.442 0.386 0.265 0.205 0.222 195.4 95.0 $ in Millions Total Debt Cash

1 2.8 0.6 0.8 2.9 1.32 ROA 0.04 0.052 0.029 0.125 0.055 0.091 = 2003 Actual Return on Assets by Segment 12% ROA Line (Op Earnings) Note: ROA is based on Adjusted Operating Earnings excluding all restructuring and one-time charges, asset impairments, and unusual gains. Assets are based on average assets, excluding cash. ROA is based on annualized quarterly earnings. Comp & Sensors: 2% EMS: 15% Comp & Sensors: 11% EMS: 16% CTS: 12% = 2007-8 Target Improved Earnings and Asset Management Result in Higher ROA CTS: 4% 2004

Value Proposition Positioned in high-growth markets. Positive cash flow to fund growth. Leverageable capacity and operating structure allows EPS growth > sales growth. Strong balance sheet and conservative capital structure reduces risk. Positioned to Grow Profitably Growth Strategies are Working

APPENDIX

Business Model Profitability Growth Corporate Strategies Seek high-growth niche markets Focus on "design to purpose" products and services Leverage technology to create differentiated products Grow through product and market extensions Core Strengths Application engineering Materials technology Manufacturing execution Low-cost production Continuous product cost reduction Global footprint

New Products Driving Growth 2002 2003 2004 2005 2006 Q3 Q4 Q5 Actual 5.2 20.2 0 0 Forecast 38.7 77.9 118.9 Forecast Actual Belt Tension Sensors Integrated Accelerator Pedals Manifold Actuators Small Engine Throttle Position Sensors Turbocharger Sensors Frequency Modules ClearONE(tm) Terminators Pointing Stick Modules and Touchpads Expected to Contribute $120 Million in Additional Revenue by 2006 CTS Sales

Growing Sensor Content 2004 2005 2006 2007 North America & Europe 3.28 3.71 4.25 4.88 Six new product categories in development pipeline. Growing customer penetration. CTS Sales North America and Europe 15%+ Growth Rate

Automotive Business Expansion in Asia Started Throttle Position Sensor Production in Taiwan (2002) 2001 2002 2003 Units 0.8 1.4 2.3 China Light Vehicle Sales Started Accelerator Pedal and Fuel Sensor Assembly Production in China (2004) Light Vehicle Sales in China Expected to Grow To 5.6 Million Units By 2010

Automotive Product Applications PPS Exhaust Gas Recirculation Actuators Seat Position Sensor Throttle Position Sensor & Electronic Throttle Control Pedal Assembly Pedal Position Sensor Belt Tension Sensor Fuel Sender

CTS EMS Growth 2003 2004 EMS Industry 0.08 0.12 CTS 0.12 0.26 Percent of Revenue Growth 2003 2004 2005 New Customers 3 15 45 $ in millions Target Sales From New Customers 18 new customers in last 12 months Global service model driving growth

Major CTS Competitors PRODUCTS Automotive Sensors Frequency Products - Infrastructure Frequency Products - Mobile Ceramic Duplexer Filters Resistor Networks Electronics Manufacturing Services COMPETITION AEC, Alps, BEI, Bosch, Hella, Panasonic C-MAC, Oak, Raltron, SaRonix, Vectron KDS, KSS, Kyocera, NDK, Toyocom Murata, TDK, UBE BI Tech, Bourns, Vishay Benchmark, C-MAC, Plexus, Sanmina, Teradyne

Financial Summary Historically Strong Financial Performer

Other Financial Data - Income Statement

Other Financial Data - Balance Sheet Metrics

CTS Corporation
Appendix 1

CTS Corporation
Reconciliation of Earnings Per Share to Adjusted Earnings Per Share

	2004 YTD	2004		2003	2002				Full Year
	Q3	Q3	Q2	Q3	Q4	Q3	Q2	Q1	2003	2002	2001
Earnings per share	$0.37	$0.11	$0.19	$0.17	$0.01	$(0.41)	$(0.08)	$(0.06)	$0.36	$(0.54)	$(1.61)

Tax affected charges (credits) to reported earnings per share:
Restructuring and asset impairment charges				0.10	0.01	0.41			0.10	0.42	1.07
Restructuring-related, one-time charges							0.01	0.02		0.03	0.28
Customer reimbursement								(0.07)		(0.07)
Gain on sale of assets	(0.07)	(0.00)	(0.07)

Total tax affected adjustments to reported earnings per share	(0.07)	(0.00)	(0.07)	0.10	0.01	0.41	0.01	(0.05)	0.10	0.38	1.35

Reduction of tax reserve earnings per share adjustment				(0.22)					(0.23)

Adjusted earnings per share	$0.30	$0.11	$0.13	$0.05	$0.02		$(0.07)	$(0.11)	$0.23	$(0.16)	$(0.26)

CTS Corporation
Reconciliation of Operating Expenses to Adjusted Operating Expenses

	Full Year
	2003	2002	2001
Selling, general and administrative expenses	$56.9	$63.3	$87.0
Research and development expenses	21.5	24.1	32.8
Restructuring and impairment charges	4.6	18.3	40.0

Total reported operating expenses	82.9	105.8	159.8

Less restructuring and impairment charges	4.6	18.3	40.0

Adjusted operating expenses	$78.3	$87.4	$119.7

Adjusted operating expenses as percent of sales	16.9%	19.1%	20.7%

CTS Corporation
Reconciliation of Net Earnings to Adjusted Net Earnings

	2004 YTD	2004			2003	2002			Full Year
	Q3	Q3	Q2	Q1	Q3	Q3	Q2	Q1	2003	2002	2001
Net earnings (loss)	$13.3	$3.9	$6.9	$2.5	$6.1	$(13.8)	$(2.7)	$(1.9)	$12.6	$(17.9)	$(45.4)

Charges (credits) to reported net earnings (loss):
Restructuring and asset impairment charges					(4.6)	18.3			4.6	18.3	40.0
Restructuring-related, one-time charges						0.1	0.4	0.8		1.2	10.7
Customer reimbursement								(3.1)		(3.1)
Gain on sale of assets	(3.3)	(0.3)	(3.0)	(0.0)

Total adjustments to reported net earnings (loss)	(3.3)	(0.3)	(2.9)	(0.0)	(4.6)	18.4	0.4	(2.3)	4.6	16.4	50.7
Total adjustments, tax affected	(2.5)	(0.2)	(2.3)	(0.0)	(3.5)	13.8	0.3	(1.7)	3.4	12.3	38.1

Reversal of tax reserve					(1.0)				(7.9)

Adjusted net earnings (loss)	$10.8	$3.7	$4.6	$2.5	$1.6	$0.0	$(2.4)	$(3.6)	$8.1	$(5.5)	$(7.3)

Adjusted net earnings (loss) as a percentage of total sales		2.8%	3.3%	2.0%	1.5%	0.0%	-2.0%	-3.2%	1.7%

CTS Corporation
Definition of Financial Terms-“Controllable Working Capital as % of Sales”

December 31,
1999
Net Accounts Receivables	$124.7
Net Inventory	78.9
Accounts Payables	68.3

Controllable Working Capital	135.3

Total Sales — Fiscal Year	677.1

Controllable Working Capital % — Annual	20.0%

CTS Corporation
Reconciliation of Operating Earnings to Adjusted Operating Earnings

	2004 YTD	2004			2003	2002			Full Year
	Q3	Q3	Q2	Q1	Q3	Q3	Q2	Q1	2003	2002	2001	1999
Operating earnings (loss)	$21.4	$5.9	$10.6	$4.9	$(0.7)	$(16.5)	$(1.5)	$0.2	$13.8	$(14.8)	$(48.5)	$82.8
Charges (credits) to reported operating earnings (loss):
Restructuring and asset impairment charges					4.6	18.3			4.6	18.3	40.0
Restructuring-related, one-time charges						0.1	0.4	0.8		1.3	10.7
Customer reimbursement								(3.1)		(3.1)
Gain on sale of assets	(3.3)	(0.3)	(3.0)	(0.0)
Acquired in-process research and development												12.9

Total adjustments to reported operating earnings (loss)	(3.3)	(0.3)	(3.0)	(0.0)	4.6	18.4	0.4	(2.3)	4.6	16.5	50.7	12.9

Adjusted operating earnings (loss)	$18.1	$5.6	$7.6	$4.9	$3.9	$1.9	$(1.1)	$(2.1)	$18.4	$1.7	$2.2	$95.7

Adjusted operating earnings (loss) as a percentage of total sales	4.6%	4.3%	5.5%	4.0%	3.6%	1.8%	-0.9%	-1.9%	4.0%	0.4%	0.4%	14.1%

CTS Corporation
Definition of Financial Terms-“Adjusted Working Capital as % of Sales”

	2004	2004	2004	2003				2002				Q4
	Q3	Q2	Q1	Q4	Q3	Q2	Q1	Q4	Q3	Q2	Q1	2001
Current assets	$209.8	$212.0	$190.8	$164.7	$164.4	$153.8	$145.8	$152.3	$174.8	$189.2	$187.4	$200.7
Current liabilities	103.4	107.9	110.8	95.7	93.0	102.5	120.9	134.5	100.7	104.3	127.0	153.9

Working capital	106.4	104.1	80.0	69.0	71.4	51.3	24.9	17.8	74.1	84.9	60.4	46.8

Adjustments to working capital:
Cash	(47.9)	(48.2)	(32.9)	(25.3)	(19.6)	(6.7)	(7.7)	(9.2)	(11.6)	(15.0)	(7.6)	(13.2)
Notes payable											1.4
Current portion of long-term debt							18.2	28.4			12.5	27.5

Total adjustments to working capital	(47.9)	(48.2)	(32.9)	(25.3)	(19.6)	(6.7)	10.5	19.2	(11.6)	(15.0)	6.3	14.3

Adjusted working capital	$58.5	$55.9	$47.1	$43.7	$51.8	$44.6	$35.4	$37.0	$62.5	$69.9	$66.7	$61.1

Quarterly sales	129.1	137.6	122.1	$132.0	$108.5	$116.7	$105.8	$116.5	$111.0	$117.7	$112.6	$125.8
Multiplied by 4	4	4	4	4	4	4	4	4	4	4	4	4

Annualized sales	$516.4	$550.4	$488.4	$528.0	$434.0	$466.8	$423.2	$466.0	$444.0	$470.8	$450.4	$503.2

Adjusted working capital as a percentage of annualized sales	11.3%	10.2%	9.6%	8.3%	11.9%	9.6%	8.4%	7.9%	14.1%	14.8%	14.8%	12.1%

CTS Corporation
Definition of Financial Terms-“Total Debt to Capitalization”

	2004			2003				2002				2001				December 31,
	Q3	Q2	Q1	Q4	Q3	Q2	Q1	Q4	Q3	Q2	Q1	Q4	Q3	Q2	Q1	2000
Notes payable	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$1.4	$—	$5.3	$12.0	$8.7	$7.4
Current portion of long-term debt	—	—	—	—	—	—	18.2	28.4	—	—	12.5	27.5	13.8	12.5	11.2	10.0
Long-term debt	87.0	85.0	81.2	75.9	81.0	85.3	67.0	67.0	103.5	120.0	106.2	125.0	188.2	204.5	198.3	178.0

Total debt	87.0	85.0	81.2	75.9	81.0	85.3	85.2	95.4	103.5	120.0	120.1	152.5	207.3	229.0	218.2	195.4
Total shareholders’ equity	303.6	302.7	296.4	294.2	285.6	268.7	264.3	265.0	263.5	276.0	271.0	242.9	241.2	230.0	246.8	246.4

Total capitalization	$390.6	$387.7	$377.6	$370.1	$366.6	$354.0	$349.5	$360.4	$367.0	$396.0	$391.1	$395.4	$448.5	$459.0	$465.0	$441.8

Total debt to capitalization	22.3%	21.9%	21.5%	20.5%	22.1%	24.1%	24.4%	26.5%	28.2%	30.3%	30.7%	39%	46.2%	49.9%	46.9%	44.2%

CTS Corporation
Reconciliation of Gross Margin Percentage to Adjusted Gross Margin

	2002
	Q3	Q2	Q1
Gross margin percentage	21.5%	17.9%	20.2%

Charges (credits) to reported gross margin percentage:
Restructuring-related, one-time charges	0.1%	0.3%	0.7%
Customer reimbursement	0.0%	0.0%	-2.8%

Total adjustments to reported gross margin percentage	0.1%	0.3%	-2.1%

Adjusted gross margin percentage	21.6%	18.3%	18.1%

CTS Corporation
Definition of Financial Terms-“Return on Assets by Segment”
($in Millions)

		Components	Consolidated
	EMS	& Sensors	CTS

For the year ending December 31, 2003:
Net sales to external customers	$210.1	$252.9	$463.0
Consolidated operating earnings			13.8
Plus: Impairment charges			4.6

Segment operating earnings	$11.0	$7.4	$18.4

Segment Operating earnings as a percentage of sales	5.2%	2.9%	4.0%

Total assets at December 31, 2003	$83.5	$398.8	$482.3
Cash at December 31, 2003	4.3	21.1	25.3

Total assets excluding cash at December 31, 2003	79.2	377.7	456.9

Total assets at December 31, 2002	70.4	419.6	490.0
Cash at December 31, 2002	4.1	5.1	9.2

Total assets excluding cash at December 31, 2002	$66.3	$414.5	$480.8

Average assets excluding cash	$72.8	$396.1	$468.9

Asset turns	2.9	0.6	1.0

Return on assets by segment	15%	2%	4%

CTS Corporation
ADJUSTED EBITDA
($ in millions)

	2004 YTD	2004			2003				2002				Full Year
	Q3	Q3	Q2	Q1	Q4	Q3	Q2	Q1	Q4	Q3	Q2	Q1	2003	2002	2001	2000
Net earnings (loss)	$13.3	$3.9	$6.9	$2.5	$3.9	$6.1	$2.0	$0.6	$0.5	$(13.8)	$(2.7)	$(1.9)	$12.6	$(17.9)	$(45.4)	$83.8

Depreciation and amortization expense	19.6	5.7	6.7	7.3	8.1	8.2	8.5	8.8	10.0	10.6	11.6	11.2	33.6	43.4	51.7	44.3
Interest expense	4.2	1.1	1.6	1.5	1.7	2.1	1.9	1.9	2.5	2.2	2.9	2.6	7.6	10.2	12.8	13.1
Tax expense (benefit)	4.0	1.2	2.0	0.9	1.3	(8.5)	0.7	0.2	0.2	(4.6)	(0.9)	(0.6)	(6.3)	(5.9)	(15.1)	32.4

EBITDA	$41.3	$11.9	$17.2	$12.2	$15.0	$7.9	$13.1	$11.5	$13.2	$(5.6)	$10.9	$11.3	$47.5	$29.8	$4.0	$173.6

Charges (credits) to EBITDA:
Restructuring and asset impairment charges						4.6				18.3			4.6	18.3	40.0
Restructuring-related, one-time charges										0.1	0.4	0.8		1.3	10.7
Gain on sale of assets	(3.3)	(0.3)	(3.0)

Total adjustments to reported EBITDA	(3.3)	(0.3)	(3.0)			4.6				18.4	0.4	0.8	4.6	19.6	50.7	—

Adjusted EBITDA	$38.0	$11.6	$14.2	$12.2	$15.0	$12.5	$13.1	$11.5	$13.2	$12.8	$11.3	$12.1	$52.1	$49.4	$54.7	$173.6

Adjusted EBITDA % of Sales	9.8%	9.0%	10.3%	10.0%	11.4%	11.5%	11.2%	10.9%	11.3%	11.5%	9.6%	10.7%	11.3%	10.8%	9.5%	20.0%

CTS Corporation
Free Cash Flow
($ in millions)

	2004 YTD	2004			2003				2002				Full Year
	Q3	Q3	Q2	Q1	Q4	Q3	Q2	Q1	Q4	Q3	Q2	Q1	2003	2002	2001	2000
Cash flows provided from (used by) operations	$9.6	$4.9	$11.5	$(6.8)	$9.6	$8.6	$(1.3)	$8.2	$5.3	$14.4	$2.0	$0.7	$25.1	$22.4	$65.8	$110.8
Cash flows provided from (used by) investing activities	9.2	$(3.6)	2.9	9.9	(2.8)	(1.6)	(2.3)	1.6	(0.9)	(2.9)	(1.7)	(4.5)	(5.1)	(10.0)	(66.9)	(126.3)

Free cash flow	$18.8	$1.3	$14.4	$3.1	$6.8	$7.0	$(3.6)	$9.8	$4.4	$11.5	$0.3	$(3.8)	$20.0	$12.4	$(1.1)	$(15.5)